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                                                                     EXHIBIT 3.1

                            ARTICLES OF INCORPORATION          Filing fee:
                              (PURSUANT TO NRS 78)             Receipt #:
                                 STATE OF NEVADA
                               SECRETARY OF STATE

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                             IMPORTANT: READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING THIS FORM.
                                                  TYPE OR PRINT (BLACK INK ONLY)

1.       NAME OF CORPORATION:           BLADE INTERNET VENTURES INC.
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2.       RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

         Name of Resident Agent:        Michael A. Cane
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         Street Address: 2300 West Sahara Avenue, Suite 500-Box 18          Las Vegas,      NV       89102
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                         Street No.       Street Name                         City                    Zip

3.       SHARES: (number of shares the corporation is authorized to issue)

         Number of shares with par value:  100 Million    Par value:   $ .001        No. without par value:
                                         ----------------           ---------------                        ------------

4.       GOVERNING BOARD: shall be styled as (check one):       X        Directors         Trustees
                                                           ------------            -------

         The FIRST BOARD OF DIRECTORS shall consist of     1     member(s) and the names and addresses are as follows:
                                                       ---------

         Frank Anderson                                            2530 West 21st Ave. Vancouver, BC  V6L 1K1 Canada
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         Name                                                      Address                             City/State/Zip


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         Name                                                      Address                              City/State/Zip

5.       PURPOSE: (optional) :  The purpose of the corporation shall be:

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6.       OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0 .
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7.       SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles.

         Michael A. Cane
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         Name (print)                                                      Name (print)

         2300 West Sahara Ave. Ste.500-Box 18 Las Vegas, NV  89102
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         Address                                    City/State/Zip         Address                                   City/State/Zip

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         Signature                                                         Signature

         State of        Nevada            County of       Clark           State of                 County of
                   ----------------------               -----------                 ---------------           ------------

         This instrument was acknowledged before me on                      This instrument was acknowledged before me on
         September 5                                    , 2000,  by                                           , 20   , by
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         Michael A. Cane
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                          Name of Person                                                         Name of Person

         as incorporator of BLADE INTERNET VENTURES INC.                   as incorporator of
                                                                                           --------------------------------

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                         Notary Public Signature                                             Notary Public Signature

                       (affix notary stamp or seal)                                        (affix notary stamp or seal)

8.       CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

         I,        Michael A. Cane             hereby accept appointment as Resident Agent for the above named corporation.
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                                                                                                      09-05-00
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         Signature of Resident Agent                                                                    Date
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